Virtus Strategy Trust

Supplement dated August 26, 2025 to the Virtus Strategy Trust Statutory Prospectus

dated January 28, 2025, as supplemented

Important Notice to Investors

Effective August 26, 2025, references to Virtus Global Allocation Fund throughout this Prospectus are no longer applicable.

Investors should retain this supplement with the Prospectus for future reference.

VST 8060 Global Allocation Prospectus Not Applicable (8/2025)